EXHIBIT 10.3.15.1

FIRST AMENDMENT

TO EXECUTIVE EMPLOYMENT AGREEMENT

BETWEEN WESTAFF SUPPORT, INC., WESTAFF (USA), INC.

AND WESTAFF, INC. AND MICHAEL T. WILLIS

The Executive Employment Agreement effective as of June 1, 2007 by and among Westaff Support, Inc., Westaff (USA), Inc. and Westaff, Inc. (collectively the “Company”),, and Michael T. Willis (“Executive” or “you”) is hereby amended as follows.

1.             Living Allowance and Travel Reimbursements (Section II.D.):  Effective June 1, 2008, the Company shall extend the Executive’s Living Allowance of Six Thousand Dollars ($6,000) for a month-to-month period not to exceed six (6) months.  Following this period, the Company shall determine any further personal allowances or travel reimbursements in its discretion.

All other terms and conditions of the above-referenced Executive Employment Agreement shall remain in full force and effect unless otherwise amended herein.

THE COMPANY:

WESTAFF SUPPORT, INC.

By:	/s/ Jamie M. Ryan
Name: Jamie M. Ryan
Title: Vice President, Legal
Date:	June 3, 2008

WESTAFF (USA), INC.

By:	/s/ Jamie M. Ryan
Name: Jamie M. Ryan
Title: Vice President, Legal
Date:	June 3, 2008

WESTAFF, INC.

By:	/s/ Jamie M. Ryan
Name: Jamie M. Ryan
Title: Vice President, Legal
Date:	June 3, 2008

AGREED:

EXECUTIVE

/s/ Michael T. Willis
Michael T. Willis
Date: